UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 24, 2018

SANCHEZ ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35372	45-3090102
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Main Street, Suite 3000
Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

(713) 783-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.                Submission of Matters to a Vote of Security Holders.

(a) On May 24, 2018, Sanchez Energy Corporation (the “Company”) held its 2018 annual meeting of stockholders (the “2018 Annual Meeting”).

(b) The following tables present the final voting results for the items that were presented for stockholder approval.

Election of A.R. Sanchez, Jr. as a Class III director

For	Withheld	Broker Non-Votes
30,322,126	12,361,646	27,720,794

Election of Antonio R. Sanchez, III as a Class III director

For	Withheld	Broker Non-Votes
32,043,949	10,639,823	27,720,794

Approval of an amendment to the Restated Certificate of Incorporation to increase the number of authorized shares of capital stock and common stock

For	Against	Abstain
44,530,241	24,683,231	1,191,094

Advisory vote to approve the compensation of the Company’s named executive officers

For	Against	Abstain	Broker Non-Votes
32,551,647	5,823,372	4,308,753	27,720,794

Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2018 fiscal year

For	Against	Abstain
68,255,777	1,696,178	452,611

Based on the voting as reported above, A.R. Sanchez, Jr. and Antonio R. Sanchez, III were each elected as a Class III director of the Company, whose term of office will expire on the date of the Company’s 2021 annual meeting of stockholders.  The amendment to the Restated Certificate of Incorporation to increase the number of authorized shares of capital stock and common stock was also approved.  In an advisory vote, the Company’s stockholders voted to approve the compensation of the Company’s named executive officers.  In addition, the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2018 fiscal year was approved.

Item 8.01.                Other Events.

On May 24, 2018, the Company filed an amendment to its Restated Certificate of Incorporation to increase the number of shares of authorized capital stock from 165,000,000 shares to 315,000,000 shares and authorized common stock from 150,000,000 shares to 300,000,000 shares (the “Amendment”).  The Amendment became effective on May 24, 2018 and, as further discussed above under Item 5.07, was approved by the Company’s stockholders at the Company’s 2018 Annual Meeting held on May 24, 2018.

The Amendment, dated May 24, 2018 and as filed with the Secretary of State of the State of Delaware on May 24, 2018, is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.1.                       Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

*3.1	Certificate of Amendment of Restated Certificate of Incorporation, dated May 24, 2018.

* Exhibit filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANCHEZ ENERGY CORPORATION

Date: May 24, 2018	By:	/s/ Howard J. Thill
Howard J. Thill
Executive Vice President and Chief Financial Officer